Exhibit 10.2

FIRST AMENDMENT

TO AMENDED AND RESTATED OFFER LETTER

This FIRST AMENDMENT TO AMENDED AND RESTATED OFFER LETTER (“First Amendment”) is entered into on May 18, 2009, by and between Charlotte Russe Holding, Inc., a Delaware corporation (the “Company”), and Frederick G. Silny (“Mr. Silny”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Offer Letter (as defined below).

WHEREAS, the Company and Mr. Silny have entered into an Amended and Restated Offer Letter dated November 7, 2008 (the “Offer Letter”), which sets forth the terms and conditions of Mr. Silny’s employment with the Company; and

WHEREAS, the Company and Mr. Silny desire to amend the Offer Letter as set forth in this First Amendment.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and Mr. Silny hereby amend the Offer Letter as follows, effective as of the date first set forth above:

1. The last sentence of the paragraph of the Offer Letter entitled “Duties” is hereby restated in its entirety as follows:

“In addition, you will be permitted to continue your two existing private company directorships and may be permitted to take on additional directorships with other companies in the future with the approval of the Board and/or the Nominating and Corporate Governance Committee of the Board, provided in each case that you shall not serve on the board of directors of any company that competes, directly or indirectly, with the business of the Company.”

3. This First Amendment shall be and is hereby incorporated in and forms a part of the Offer Letter.

4. Except as amended as set forth herein, the Offer Letter shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment as of the date first set forth above.

FREDERICK G. SILNY	CHARLOTTE RUSSE HOLDING, INC.

/s/ FREDERICK G. SILNY	By:	/s/ JENNIFER C. SALOPEK
	Name:	Jennifer C. Salopek
	Title:	Chairman of the Board